UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2010

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 21, 2010, Wells Fargo & Company (“Wells Fargo”), issued a press release announcing that it purchased 70.2 million warrants to purchase Wells Fargo common stock in an auction conducted on behalf of the United States Department of the Treasury by Deutsche Bank Securities Inc. on May 20, 2010. A copy of the press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are filed herewith:

(d)	Exhibit

99	Press release dated May 21, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: May 21, 2010	By	/s/ Barbara S. Brett
Barbara S. Brett
Senior Vice President and Assistant Treasurer

[Form 8-K]

Index to Exhibits

Exhibit No.	Description	Method of Filing

99	Press release dated May 21, 2010	Electronic Transmission

4